U.S. Large Cap Value Portfolio III

SHARE CLASS (TICKER): INSTITUTIONAL CLASS (DFUVX)

Summary Prospectus

February 28, 2016

This Summary Prospectus describes shares of the Portfolio which is exclusively available to 401(k) plans, clients of certain financial advisers and other institutional clients, as approved by the Advisor.

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at http://us.dimensional.com/other/prospectuses. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com, or from your financial intermediary. The Portfolio’s Prospectus and SAI, both dated February 28, 2016, as may be supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the U.S. Large Cap Value Portfolio III (the “U.S. Value Portfolio”) is to achieve long-term capital appreciation. The U.S. Value Portfolio is a Feeder Portfolio and pursues its objective by investing substantially all of its assets in its corresponding Master Fund, The U.S. Large Cap Value Series (the “U.S. Value Series”) of The DFA Investment Trust Company (the “Trust”), which has the same investment objective and policies as the U.S. Value Portfolio.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy and hold shares of the U.S. Value Portfolio.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management Fee	0.21%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.23%
Fee Waiver and/or Expense Reimbursement	0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.13%
*	The “Management Fee” and “Total Annual Fund Operating Expenses” have been adjusted to reflect the Feeder Portfolio’s new investment management agreement that allows Dimensional Fund Advisors LP (the “Advisor”) to furnish both investment advisory and administration services directly to the Feeder Portfolio under a single agreement, effective July 21, 2015. The “Management Fee” includes an investment management fee payable by the Feeder Portfolio and an investment management fee payable by the Master Fund. For any period when the Feeder Portfolio is invested in other funds managed by the Advisor (collectively, “Underlying Funds”), the Advisor has contractually agreed to permanently waive the Feeder Portfolio’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Portfolio through its investment in such Underlying Fund. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the Feeder Portfolio and the indirect expenses of the Feeder Portfolio’s portion of the expenses of the Master Fund.

EXAMPLE

This Example is meant to help you compare the cost of investing in the U.S. Value Portfolio with the cost of investing in other mutual funds. The Example assumes

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that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$13	$42	$73	$166

The Example reflects the aggregate estimated annual operating expenses of the U.S. Value Portfolio and the Portfolio’s portion of the expenses of the U.S. Value Series.

PORTFOLIO TURNOVER

The U.S. Value Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the U.S. Value Portfolio’s performance. During the most recent fiscal year, the U.S. Value Series’ portfolio turnover rate was 16% of the average value of its investment portfolio.

Principal Investment Strategies

The U.S. Value Portfolio pursues its investment objective by investing substantially all of its assets in the U.S. Value Series. The U.S. Value Series, using a market capitalization weighted approach, purchases a broad and diverse group of readily marketable securities of large U.S. companies that Dimensional Fund Advisors LP (the “Advisor”) determines to be value stocks. A company’s market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization of the U.S. large cap company, the greater its representation in the Series. The Advisor may adjust the representation in the U.S. Value Series of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity management, profitability, and other factors that the Advisor determines to be appropriate, given market conditions. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

As a non-fundamental policy, under normal circumstances, the U.S. Value Series will invest at least 80% of its net assets in securities of large cap U.S. companies. As of the date of this Prospectus, for purposes of the U.S. Value Series, the Advisor considers large cap companies to be companies whose market capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than the 1,000th largest U.S. company, whichever

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results in the higher market capitalization break. Total market capitalization is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE MKT LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the Advisor. Under the Advisor’s market capitalization guidelines described above, as of December 31, 2015, the market capitalization of a large cap company was $4,090 million or above. This dollar amount will change due to market conditions.

The U.S. Value Series and the U.S. Value Portfolio each may use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the U.S. Value Series or U.S. Value Portfolio. The U.S. Value Series and U.S. Value Portfolio do not intend to use derivatives for purposes of speculation or leveraging investment returns.

The U.S. Value Series may lend its portfolio securities to generate additional income.

Principal Risks

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, political, and issuer-specific events will cause the value of securities, and the U.S. Value Series that owns them, and, in turn, the U.S. Value Portfolio itself, to rise or fall. Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money.

Value Investment Risk: Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Portfolio to at times underperform equity funds that use other investment strategies.

Derivatives Risk: Derivatives are instruments, such as futures contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. When the U.S. Value Series and U.S. Value Portfolio use derivatives, the U.S. Value Series and U.S. Value Portfolio will be directly exposed to the risks of that derivative. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in a value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the U.S. Value Series or the U.S. Value Portfolio could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the U.S. Value Series may lose money and there may be a delay in recovering the loaned securities. The U.S. Value Series could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

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Cyber Security Risk: The U.S. Value Portfolio’s and its service providers’ use of internet, technology and information systems may expose the Portfolio to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Portfolio and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the U.S. Value Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized one year, five year and ten year returns, both before and after taxes, compare with those of a broad measure of market performance. The U.S. Value Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting http://us.dimensional.com.

The after-tax returns presented in the table for the U.S. Value Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Large Cap Value Portfolio III—Total Returns

January 2006-December 2015
Highest Quarter	Lowest Quarter
23.56% (4/09–6/09)	-27.85% (10/08–12/08)

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Annualized Returns (%)

Periods ending December 31, 2015

	1 YEAR	5 YEARS	10 YEARS
U.S. Large Cap Value Portfolio III
Return Before Taxes	-3.35%	12.14%	6.82%
Return After Taxes on Distributions	-5.06%	11.03%	5.99%
Return After Taxes on Distributions and Sale of Portfolio Shares	-0.47%	9.67%	5.46%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	-3.38%	11.27%	6.16%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the U.S. Value Portfolio and the U.S. Value Series. The following individuals are responsible for coordinating the day to day management of the U.S. Value Portfolio and the U.S. Value Series:

•	Joseph H. Chi, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2005.

•	Jed S. Fogdall, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2004.

•	Henry F. Gray, Vice President of the Advisor, has been Head of Global Equity Trading since 2006.

•	Lukas J. Smart, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2010.

Purchase and Redemption of Fund Shares

Shares of the Portfolio are sold only (i) to deferred compensation plans which are exempt from taxation under section 401(k) of the Internal Revenue Code (including the deferred compensation plan sponsored by the Advisor or its affiliates), (ii) to clients of certain financial advisors, and (iii) to other institutional clients, in each case as approved by the Advisor. Provided that shares of the Portfolio are available under an employer’s plan, or through an institution or financial advisor, shares may be purchased by following the procedures adopted by the respective employer, institution or financial adviser, as approved by the Advisor. The U.S. Value Portfolio does not impose a minimum purchase requirement, but investors who wish to purchase shares of the Portfolio should determine whether their employer’s plan, institution or financial adviser imposes a minimum transaction requirement. All investments are subject to approval of the Advisor. An investor

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who desires to redeem shares of the Portfolio must furnish a redemption request to its financial adviser or to the service agent designated under a 401(k) plan (or to an intermediary or a sub-designee, if applicable) in the form required by such financial adviser or service agent.

Tax Information

The dividends and distributions you receive from the U.S. Value Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions generally will be taxed as ordinary income when withdrawn from the plan or account.

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